SECURITIES AND EXCHANGE COMMISSION

                                WASHINGTON, D.C. 20549


                                       FORM 8-K


                                    CURRENT REPORT


                        Pursuant to Section 13 or 15(d) of the
                           Securities Exchange Act of 1934




        Date of Report (Date of earliest event reported)    January 18,  1996





                              KENTUCKY UTILITIES COMPANY
                (Exact name of registrant as specified in its charter)




          KENTUCKY AND VIRGINIA         1-3464                61-0247570
        (State or other jurisdiction (Commission            (IRS Employer
         of incorporation)           File Number)         Identification No.)




        ONE QUALITY STREET, LEXINGTON, KENTUCKY                     40507
        (Address of principal executive offices)                 (Zip Code)




        Registrant's telephone number, including area code    (606) 255-2100




                                    NOT APPLICABLE
            (Former name or former address, if changed since last report)

                              KENTUCKY UTILITIES COMPANY


        Item 5.  Other Information

                                 SELECTED INFORMATION
                         FOR THE YEAR ENDED DECEMBER 31, 1995
                                     (UNAUDITED)


        Customers                                         Approximately 454,100

        Sources of KWH Generation for the year
          ended December 31, 1995                         99% coal and 1% other

        Estimated 1996-2000 Construction
          Expenditures (including Environmental
          Compliance of approximately $10 million)        $541 million


                            Selected Financial Information
                                (Dollars in Thousands)

        Selected Income Statement Data (unaudited):

                                                Year Ended December 31, 1995

        Operating Revenues                                $ 686,430

        Income Before Interest Charges                    $ 116,849

        Net Income                                        $  76,842


        Ratio of Earnings to Fixed Charges (unaudited):

             The ratio of earnings to fixed charges is computed by dividing earnings by fixed charges. Earnings consist of net income plus fixed charges, current income taxes, deferred income taxes-net and deferred investment tax credit-net and excludes undistributed earnings of an equity investment. Fixed charges consist of interest on long-term debt (net of amortization and debt discount, premium and expense) and other interest charges.

                                                Year Ended December 31, 1995


        Ratio of Earnings to Fixed Charges                     3.94

        Capitalization (unaudited):

             Capitalization of Kentucky Utilities Company as of December 31, 1995, as adjusted, gives effect to the sale of $36 million of first mortgage bonds and the use of the estimated net proceeds thereof to retire $35.5 million of currently outstanding first mortgage bonds.


                                                As of December 31, 1995
                                                                   Percent of
                                                                Capitalization
                                      Actual      As Adjusted     As Adjusted


        Long-Term Debt, including
          unamortized premium       $  546,001     $  546,501        47.0%

        Preferred Stock                 40,000         40,000         3.4

        Common Stock Equity            576,537        576,537        49.6

        Total Capitalization        $1,162,538     $1,163,038       100.0%







        Item 7.    Financial  Statements, Pro Forma Financial Information and
                   Exhibits

               (c)  Exhibits.

                   The following exhibit is filed as part of this report:


                   Exhibit
                   Number                           Description

                   12.01       Computation  of  Ratio  of  Earnings  to  Fixed
                               Charges.

                              KENTUCKY UTILITIES COMPANY



                                      SIGNATURES





               Pursuant to the requirements  of the Securities Exchange Act of

        1934, the Registrant has duly  caused this report to be signed  on its behalf by the undersigned thereunto duly authorized.





                                                KENTUCKY UTILITIES COMPANY
                                                       (Registrant)



        Date  January 18, 1996                  /s/ Michael R. Whitley
                                                Michael R. Whitley
                                                Chairman of the Board and
                                                Chief Executive Officer